SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 12, 2007

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800, Houston, Texas	77002
(Address of Registrant’s principal executive offices)	(Zip Code)

(713)  507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On December 12, 2007, Dynegy Inc. (“Dynegy”) issued a press release announcing 2008 cash flow and earnings estimates. A copy of Dynegy’s December 12, 2007 press release is furnished herewith as Exhibit 99.1 and is incorporated herein by this reference. Dynegy management will hold an investor conference call at 8:00 a.m. ET (7:00 a.m. CT) on Wednesday, December 12, 2007 to discuss the 2008 cash flow and earnings estimates. A copy of the slides to be presented by Dynegy is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.A live simulcast of the conference call, together with the related presentation materials, will be available on the Internet in the “News and Financials” section of www.dynegy.com.

The press release and presentation slidescontain cash flow and earnings estimates and other statements intended as “forward-looking statements,” all of which are subject to the cautionary statement about forward-looking statements set forth therein. In accordance with SEC Release No. 33-8176, the information contained in this Item 2.02, such press release and slides shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Non-GAAP Financial Information

The press release and the presentation slides contain certain non-GAAP financial information. The reconciliation of such non-GAAP financial information to GAAP financial measures is included in the slide presentation. Non-GAAP financial measures are not standardized; therefore, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names.  We strongly encourage investors to review our consolidated financial statements and publicly-filed reports in their entirety and not rely on any single financial measure.

We use these non-GAAP financial measures in addition to, and in conjunction with, results presented in accordance with GAAP. These non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the accompanying reconciliations to corresponding GAAP financial measures included in the press release or slides, may provide a more complete understanding of factors and trends affecting our business.  These non-GAAP financial measures should not be relied upon to the exclusion of GAAP financial measures.

In this Form 8-K, we discuss the non-GAAP financial measures included in the press release and presentation slides, including the reasons that we believe that these measures provide useful information regarding our financial condition, results of operations, cash flows and financial position, as applicable and, to the extent material, the additional purposes, if any, for which these measures are used. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are contained in the presentation slides.  We note that, where non-GAAP financial measures are presented on a forward-looking basis, certain factors that could affect GAAP financial measures are not accessible or estimable on a forward-looking basis.

Gross Margin. We believe that gross margin is meaningful to us, investors, analysts and others because our management uses gross margin, measures in addition to GAAP measures in evaluating the performance and outlook of our generation business segments.  In addition, we believe that gross margin are useful to parties evaluating our segment performance and comparing our segment financial results to other companies that have similar business operations.  We sometimes use gross margin in communications with investors, analysts, rating agencies, banks and other parties. We define “gross margin” as revenues less cost of sales. The most directly comparable GAAP financial measure is operating income.

EBITDA Measures. We believe that EBITDA provides a meaningful representation of our consolidated operating performance. We consider EBITDA as a way to measure financial performance on an ongoing basis.  In addition, many analysts and investors use EBITDA to measure financial performance.

“EBITDA” - We define “EBITDA” as earnings (loss) before interest, taxes, depreciation and amortization. The most directly comparable GAAP financial measure to EBITDA is income (loss) from continuing operations before income taxes.

“EBITDA – Core Operating Business” - We use “EBITDA – Core Operating Business” to illustrate EBITDA from our principle business operations, after adjusting for items that management considers to be non-core or non-recurring in nature. For purposes of the accompanying press release and presentation slides, we define “EBITDA – Core Operating Business” as EBITDA (i) plus net legal settlement charges (ii) plus expenses associated with the Illinois rate relief charge, (iii) plus changes in the fair value of Plum Point interest rate swaps and related minority interest, (iv) less LS purchase accounting adjustments, (v) less gains on the sale of CoGen Lyondell and (vi) less gain on the sale of ownership interests in Plum Point and Sandy Creek. The most directly comparable GAAP financial measure to EBITDA—Core Operating Business is income (loss) from continuing operations before income taxes.

Cash Flow Measures. Our Free Cash Flow measures may not be representative of the amount of residual cash flow that is available to us for discretionary expenditures, since they may not include deductions for all non-discretionary expenditures. We believe, however, that our Free Cash Flow measures are useful because they provide a representation of our cash level available to service debt on a normalized basis.

“Free Cash Flow” - We define “Free Cash Flow” as operating cash flow plus investing cash flow. The most directly comparable GAAP financial measure to Free Cash Flow is operating cash flow. In addition, many analysts and investors use free cash flow to measure financial performance.

“Free Cash Flow – Core Operating Business” - We use “Free Cash Flow – Core Operating Business” to illustrate Free Cash Flow from our principle business operations, after adjusting for items that management considers to be non-core or non-recurring in nature. For purposes of the accompanying press release and presentation slides, we define “Free Cash Flow – Core Operating Business” as free cash flow (i) plus development capital expenditures, (ii) plus (less) increases (decreases) in restricted cash, (iii) less proceeds from asset sales, (iv) plus cash taxes paid on asset sales, and plus (v) cash payments made for legal settlements and Illinois rate relief. The most directly comparable GAAP financial measure to Free Cash Flow—Core Operating Business is operating cash flow.

Debt Measures. We believe that our debt measures are useful because we consider these measures as a way to measure our progress toward our strategic corporate objective of reducing our overall indebtedness. In addition many analysts and investors use these measures for valuation analysis purposes.

“Net Debt” - We believe that this measure is useful because we use the measure internally to measure our progress toward our strategic corporate objective of reducing our overall indebtedness. We define “Net Debt” as total GAAP debt less cash and cash equivalents and restricted cash. Restricted cash in this case consists only of collateral posted for the credit facility in all years, and cash associated with the Sithe debt reserve and Plum Point debt, in the years where applicable. The most directly comparable GAAP financial measure to net debt is GAAP debt.

“Net Debt and Other Obligations” - We believe that this measure is useful because we use the measure internally to measure our progress toward our strategic corporate objective of reducing our overall indebtedness. We define “Net Debt and Other Obligations” as total GAAP debt plus certain operating lease commitments less cash and cash equivalents and restricted cash. Restricted cash in this case consists only of collateral posted for the credit facility in all years, and cash associated with the Sithe debt reserve and Plum Point debt, in the years where applicable.The most directly comparable GAAP financial measure to “Net Debt and Other Obligations” is GAAP debt.

“Net Debt associated with Operating Assets” - We believe that this measure is useful for of the purpose of evaluating our operating assets. We define “Net Debt Associated with Operating Assets” as Net Debt less GAAP debt associated with assets under construction plus restricted cash associated with assets under construction. The most directly comparable GAAP financial measure to “Net Debt Associated with Operating Assets” is GAAP debt.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

99.1 Press release by Dynegy Inc., dated December 12, 2007, announcing 2008 cash flow and earnings estimates.

99.2 Presentation Slides by Dynegy Inc., dated December 12, 2007, presenting 2008 cash flow and earnings estimates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2007	DYNEGY INC. (Registrant)

	By:	/s/ Kent R. Stephenson
	Name:	Kent R. Stephenson
	Title:	Senior Vice President and Deputy General Counsel

EXHIBIT INDEX

Exhibit Number	Description

*99.1	Press release by Dynegy Inc., dated December 12, 2007, announcing 2008 cash flow and earnings estimates.
*99.2	Presentation Slides by Dynegy Inc., dated December 12, 2007, presenting 2008 cash flow and earnings estimates.

*	Furnished herewith